SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-HUDSON GENERAL

          GABELLI FOUNDATION
                                 3/19/99           10,900-           76.0000
                                 3/05/99            5,000              *DI
                                 2/23/99            3,000              *DI
                                 2/22/99            2,900              *DI
          MARIO J. GABELLI
                                 3/05/99            5,000-             *DO
                                 2/23/99            3,000-             *DO
                                 2/22/99            2,900-             *DO
          THE GABELLI PERFORMANCE PARTNERSHIP
                                 3/19/99           10,000-           76.0000
          GABELLI FUNDS, LLC
               THE GABELLI SMALL CAP GROWTH FUND
                                 3/19/99           41,000-           76.0000
                                 3/05/99            2,000-           75.9475
                                 3/04/99            1,000-           75.9475
               THE GABELLI ASSET FUND
                                 3/19/99           40,000-           76.0000
               THE GABELLI CAPITAL ASSET FUND
                                 3/19/99           31,000-           76.0000
               THE GABELLI ABC FUND
                                 3/19/99           11,600-           76.0000
                                 3/16/99              700            75.9250
                                 3/15/99              400            75.6750
                                 3/10/99            1,500            75.9250
                                 3/19/99            3,200-           76.0000
          GAMCO INVESTORS, INC.
                                 3/19/99          662,193-           76.0000
                                 3/19/99           47,800-           76.0000
                                 3/18/99              500-             *DO
                                 3/08/99              200-           75.8750
                                 2/24/99              300-           76.0000
                                 2/18/99            1,000-           76.0000
                                 2/16/99            2,000-           76.0000
                                 2/12/99            1,700-           71.5873
                                 2/12/99            5,100-           71.5873
                                 2/11/99            1,000-           62.0063
                                 2/11/99            1,000            62.0063
                                 2/10/99            1,300-           68.2885
                                 2/02/99              300            62.0000
                                 2/02/99            3,400            62.9449









                                           SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-HUDSON GENERAL

          GAMCO INVESTORS, INC.
                                 2/02/99              300-           62.0000
                                 2/01/99              300-           62.0000
                                 1/29/99              500            62.3750
                                 1/27/99              700            61.5890
                                 1/26/99            1,000            60.9125
                                 3/19/99              500-           76.0000
          GABELLI ADVISERS
                                 3/19/99            4,500-           76.0000































          (1) THE TRANSACTIONS ON 3/19/99 WERE IN CONNECTION WITH THE TENDER OFFER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT
              TO SCHEDULE 13D. UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.


          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.